Exhibit 10.4

CANCELLATION AND EXCHANGE AGREEMENT

THIS CANCELLATION AND EXCHANGE AGREEMENT (this “Agreement”), is entered into effective as of May 15, 2019, among Gadsden Growth Properties, Inc., a Maryland corporation (“Gadsden”), FC Global Realty Incorporated, a Nevada corporation (“FC Global”), and the stockholders of Gadsden identified on Schedule A to this Agreement (each a “Stockholder” and, collectively the “Stockholders”).

RECITALS

A.           Gadsden previously issued to the Stockholders the type, series and number of shares of Gadsden capital stock identified on Schedule A (“the “Gadsden Shares”).

B.            On March 13, 2019, FC Global entered into a Stock Purchase Agreement with Gadsden, pursuant to which Gadsden agreed to transfer and assign to FC Global all of its general partnership interests and Class A limited partnership interests in Gadsden Growth Properties, L.P. in exchange for shares of the capital stock of FC Global (the “FC Global Shares”).

D.           At the request of Gadsden, FC Global desires to issue to each of the Stockholders the number of shares of FC Global Common Stock (the “New FC Global Shares”) set forth opposite such Stockholder’s name on Schedule A in consideration for (i) the cancellation by each such Stockholder of the Gadsden Shares identified as being cancelled by each such Stockholder on Schedule A and (ii) the cancellation by Gadsden of the type, series and number of FC Global Shares identified as being cancelled by Gadsden on Schedule A.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned do hereby agree as follows:

1.             Cancellation of Gadsden Shares. Each Stockholder hereby agrees to surrender the Gadsden Shares set forth opposite such Stockholder’s name on Schedule A to Gadsden free and clear of all claims, charges, liens, contracts, rights, options, security interests, mortgages, encumbrances and restrictions of every kind and nature, in each case, to the extent incurred by each such Stockholder or any of its assignees (collectively, “Claims”) for cancellation concurrently with, and against delivery of, the issuance of the number of New FC Global Shares set forth opposite each such Stockholders name on Schedule A (it being acknowledged that any rights of Gadsden to or with respect to any of the Gadsden Shares other than under this Agreement, shall not be a “Claim”). After such cancellation and receipt of the New FC Global Shares by each Stockholder or its assignees, each Stockholder acknowledges and agrees that all such Gadsden Shares shall no longer be outstanding, and no Stockholder shall have any further rights with respect to the Gadsden Shares or the equity ownership in Gadsden represented thereby. At the request of Gadsden and without further consideration, each Stockholder will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as may be reasonably requested in order to effectively transfer, convey and assign the Gadsden Shares to Gadsden for cancellation.

2.             Cancellation of FC Global Shares. Gadsden hereby agrees to surrender the type, series and number of FC Global Shares set forth opposite Gadsden’s name on Schedule A to FC Global free and clear of all claims, charges, liens, contracts, rights, options, security interests, mortgages, encumbrances and restrictions of every kind and nature, in each case, to the extent incurred by each such Stockholder or any of its assignees (collectively, “Claims”) for cancellation concurrently with, and against delivery of, the issuance of the New FC Global Shares to the Stockholders as provided for in Section 1 of this Agreement (it being acknowledged that any rights of FC Global to or with respect to any of the FC Global Shares other than under this Agreement, shall not be a “Claim”). After such cancellation and receipt by the Stockholders of the New FC Global Shares as provided for in Section 1 of this Agreement, Gadsden acknowledges and agrees that all such FC Global Shares identified on Schedule A as being cancelled shall no longer be outstanding, and Gadsden shall not have any further rights with respect such FC Global Shares or the equity ownership in FC Global represented thereby. At the request of FC Global and without further consideration, Gadsden will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as may be reasonably requested in order to effectively transfer, convey and assign the FC Global Shares identified on Schedule A as being cancelled to Gadsden for cancellation.

3.             Issuance of New FC Global Shares. As soon as practicable following the date hereof, FC Global shall issue to the Stockholders the number of New FC Global Shares set forth opposite each Stockholder’s name on Schedule A. Each Stockholder acknowledges that the New FC Global Shares constitute restricted shares and will contain a customary legend referring to transfer restrictions under the Securities Act of 1933, as amended (the “Securities Act”). FC Global represents and warrants to the Stockholders that, upon issuance of the New FC Global Shares in accordance with this Agreement, the New FC Global Shares will be duly issued, fully paid and nonassessable.

4.            Representations and Warranties of each of the Stockholders. Each of the Stockholders represents and warrants to Gadsden and FC Global as follows.

(a)       Such Stockholder is a limited liability company, limited partnership or corporation, as applicable, that is validly existing and in good standing under the laws of its jurisdiction of organization. Such Stockholder has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder and no other action is necessary on the part of such Stockholder to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by Gadsden and FC Global, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to creditors’ rights generally and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

(b)       Such Stockholder owns the type, series and number of Gadsden Shares set forth opposite such Stockholder’s name on Schedule A beneficially and of record, free and clear of all Claims other than Claims in favor of Gadsden or any assignee of Gadsden under this Agreement or otherwise. Such Stockholder has never transferred or agreed to transfer its Gadsden Shares, other than pursuant to this Agreement. There is no restriction affecting the ability of such Stockholder to transfer the legal and beneficial title and ownership of such Gadsden Shares to Gadsden for cancellation other than restrictions, if any, in favor of Gadsden or any assignee of Gadsden.

(c)       Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which such Stockholder is a party or by which it is bound or to which any of its assets is subject.

(d)       The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity.

(e)       Such Stockholder acknowledges that it is a sophisticated individual familiar with transactions similar to those contemplated by this Agreement and is aware of FC Global’s business, affairs and financial condition and has received all the information that it considers material, necessary or appropriate in determining whether to exchange its Gadsden Shares for the New FC Global Shares (the “Exchange”) and further acknowledges that such information is sufficient to allow such Stockholder to reach an informed decision to complete the Exchange. Such Stockholder hereby represents that it has had an opportunity to ask questions and receive answers from FC Global and its employees regarding the business, properties, prospects and financial condition of FC Global, including, without limitation, any strategic transaction, public securities offering, private financing transaction (whether equity or debt), merger, consolidation, recapitalization, reclassification, reorganization, change of control transaction, sale of assets or securities, liquidation or similar transaction which have been, are being or may be contemplated by FC Global. Such Stockholder acknowledges that neither Gadsden, FC Global, nor any of their respective affiliates is acting as a fiduciary or financial or investment adviser to such Stockholder for purposes of the Exchange, and has not given such Stockholder any investment advice, opinion or other information on whether the Exchange is prudent.

(f)        Such Stockholder is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.

(g)       At no time was such Stockholder presented with or solicited by any publicly issued or circulated form of general advertising or solicitation in connection with the Exchange.

(h)       The Gadsden Shares held bus such Stockholder have been authorized and outstanding for at least ninety (90) days prior to the date hereof.

(i)        Neither such Stockholder nor any person that has been or will be paid (directly or indirectly) remuneration or a commission for their participation in the Exchange, is subject to an event that would disqualify an issuer or other covered person under Rule 506(d)(1) of Regulation D (17 CFR 230.506(d)(1)) or is subject to a statutory disqualification under section 3(a)(39) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(j)        The transactions contemplated by this Agreement are not with respect to a security that constitutes the whole or part of an unsold allotment to, or a subscription or participation by, a broker or dealer as an underwriter of the security or a redistribution.

(k)       Neither such Stockholder, nor any person acting on such Stockholder’s behalf, offered or sold the Gadsden Shares held by it by any form of general solicitation or advertising.

(l)        Such Stockholder is acquiring the New FC Global Shares for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act in violation of securities laws. Such Stockholder has no present intention of selling or otherwise disposing of all or any portion of the New FC Global Shares.

(m)       Such Stockholder understands that the New FC Global Shares are characterized as “restricted securities” under the federal securities laws and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. It understands that the New FC Global Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In this connection, such Stockholder represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. In addition, it understands that the certificates evidencing the New FC Global Shares, if any, will be imprinted with a legend which prohibits the transfer of the New FC Global Shares unless they are registered or such registration is not required in an opinion of counsel reasonably acceptable to New FC Global.

(n)       By reason of its business or financial experience, such Stockholder is capable of evaluating the merits and risks of the Exchange, has the ability to protect the Stockholder’s own interests in this transaction and is financially capable of bearing a total loss of the New FC Global Shares.

(o)       Such Stockholder acknowledges that FC Global is a public reporting company subject to Section 13 of the Exchange Act and such Stockholder has reviewed the reports and other documents filed by FC Global with the Securities and Exchange Commission.

(p)       Such Stockholder acknowledges that FC Global is engaged in business, is not in the organizational stage or in bankruptcy or receivership, is not a blank check, blind pool, or shell company that has no specific business plan or purpose or has indicated that its primary business plan is to engage in a merger or combination of the business, with or an acquisition of, an unidentified person.

5.            Representations and Warranties of FC Global. FC Global represents and warrants to the Stockholder and Gadsden and as follows.

(a)       FC Global is a corporation that is validly existing and in good standing under the laws of its state of Nevada. FC Global has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance by FC Global of this Agreement and the consummation by FC Global of the transactions contemplated hereby have been duly authorized by all necessary action on the part of FC Global and no other action is necessary on the part of FC Global to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by FC Global and, assuming the due authorization, execution and delivery by the Stockholder and Gadsden, constitutes a legal, valid and binding obligation of FC Global, enforceable against FC Global in accordance with its terms, except as limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to creditors’ rights generally and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

(b)       Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which FC Global is a party or by which it is bound or to which any of its assets is subject.

(c)       The execution and delivery of this Agreement by FC Global does not, and the performance of this Agreement by FC Global will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity.

(d)       FC Global is a public reporting company subject to Section 13 of the Exchange Act.

6.            Representations and Warranties of Gadsden. Gadsden represents and warrants to the Stockholder and FC Global and as follows.

(a)       Gadsden is a corporation that is validly existing and in good standing under the laws of its state of Maryland. Gadsden has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance by Gadsden of this Agreement and the consummation by Gadsden of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Gadsden and no other action is necessary on the part of Gadsden to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Gadsden and, assuming the due authorization, execution and delivery by the Stockholder and FC Global, constitutes a legal, valid and binding obligation of Gadsden, enforceable against Gadsden in accordance with its terms, except as limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to creditors’ rights generally and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

(b)       Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Gadsden is a party or by which it is bound or to which any of its assets is subject.

(c)       The execution and delivery of this Agreement by Gadsden does not, and the performance of this Agreement by Gadsden will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity.

7.             Miscellaneous.

(a)       This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(b)       No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Gadsden, FC Global and the Stockholders, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(d)       The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(f)       This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(g)       This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Maryland without regard to the principles of the conflict of laws of Maryland.

(h)       This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(i)         If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Cancellation and Exchange Agreement to be executed as of the date first above written.

GADSDEN GROWTH PROPERTIES, INC.

By:	/s/ John Hartman
Name: John Hartman
Title: Chief Executive Officer

FC GLOBAL REALTY INCORPORATED

By:	/s/ John Hartman
Name: John Hartman
Title: Chief Executive Officer

STOCKHOLDER:

First Capital Master Advisor LLC
Print Name Above

/s/ Suneet Singal
Sign Above

IF Holder is an Entity, specify name and title below:

Name:	Suneet Singal

Title:	Managing Member

Exhibit A

Name of Stockholder	Type of Gadsden Shares to be Cancelled	Number of Gadsden Shares to be Cancelled	Number of New FC Global Shares to be Received
First Capital Master Advisor, LLC	Series B Preferred	3,166,828	77,344,391 (common)
Name	Type of FC Global Shares to be Cancelled	Number of FC Global Shares to be Cancelled
Gadsden Growth Properties, Inc.	Preferred Series B	3,168,828

Authorized By: Suneet Singal

/s/ Suneet Singal	Date: May 16, 2019

IN WITNESS WHEREOF, the parties hereto have caused this Cancellation and Exchange Agreement to be executed as of the date first above written.

GADSDEN GROWTH PROPERTIES, INC.

By:	/s/ John Hartman
Name: John Hartman
Title: Chief Executive Officer

FC GLOBAL REALTY INCORPORATED

By:	/s/ John Hartman
Name: John Hartman
Title: Chief Executive Officer

STOCKHOLDER:

First Capital Real Estate Operating Partnership, LP
Print Name Above

/s/ Suneet Singal
Sign Above

IF Holder is an Entity, specify name and title below:

Name:	Suneet Singal

Title:	CEO

Exhibit A

Name of Stockholder	Type of Gadsden Shares to be Cancelled	Number of Gadsden Shares to be Cancelled	Number of New FC Global Shares to be Received
First Capital Real Estate Operating Partnership, LP	Series B Preferred	98,166	2,397,514 (common)
Name	Type of FC Global Shares to be Cancelled	Number of FC Global Shares to be Cancelled
Gadsden Growth Properties, Inc.	Preferred Series B	98,165

Authorized By: Suneet Singal

/s/ Suneet Singal	Date: May 16, 2019

IN WITNESS WHEREOF, the parties hereto have caused this Cancellation and Exchange Agreement to be executed as of the date first above written.

GADSDEN GROWTH PROPERTIES, INC.

By:	/s/ John Hartman
Name: John Hartman
Title: Chief Executive Officer

FC GLOBAL REALTY INCORPORATED

By:	/s/ John Hartman
Name: John Hartman
Title: Chief Executive Officer

STOCKHOLDER:

SRS, LLC
Print Name Above

/s/ Suneet Singal
Sign Above

IF Holder is an Entity, specify name and title below:

Name:	Suneet Singal

Title:	Managing Member

Exhibit A

Name of Stockholder	Type of Gadsden Shares to be Cancelled	Number of Gadsden Shares to be Cancelled	Number of New FC Global Shares to be Received
SRS, LLC	Common	481,004	11,747,705 (common)
Name	Type of FC Global Shares to be Cancelled	Number of FC Global Shares to be Cancelled
Gadsden Growth Properties, Inc.	Common	11,747,705

Authorized By: Suneet Singal

/s/ Suneet Singal	Date: May 16, 2019